UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
(337) 504-3802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Viemed Healthcare, Inc. (the “Company”) held its Annual General and Special Meeting of Shareholders (the “Meeting”) on June 4, 2026. At the Meeting, shareholders approved a second amendment (the “Second Amendment”) to the Company’s 2024 Long Term Incentive Plan (the “2024 LTIP”), which had previously been approved by the Company’s Board of Directors on April 7, 2026, subject to shareholder approval. The Second Amendment increases the maximum number of common shares reserved for issuance under the 2024 LTIP and the Company’s prior equity compensation plans to 7,696,717 common shares, including a maximum of 1,000,000 common shares that may be issued as incentive stock options. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters submitted to a vote at the Meeting and the final voting results are set forth below.

1. Election of Directors

Shareholders elected each of the seven director nominees to serve until the next annual meeting of shareholders or until their successors are duly elected or appointed. The voting results were as follows:

Name	Votes For	% For	Votes Withheld	% Withheld
Casey Hoyt	21,367,697	95.46%	1,015,859	4.54%
W. Todd Zehnder	21,230,691	94.85%	1,152,865	5.15%
William Frazier	20,879,343	93.28%	1,504,213	6.72%
Randy Dobbs	21,861,662	97.67%	521,894	2.33%
Nitin Kaushal	21,189,191	94.66%	1,194,365	5.34%
Timothy Smokoff	21,163,913	94.55%	1,219,643	5.45%
Sabrina Heltz	17,853,293	79.76%	4,530,263	20.24%

Broker non-votes for the election of directors totaled 5,139,303.

2. Appointment of Auditors

Shareholders approved the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026, and authorized the Company's Board of Directors to fix their remuneration. The voting results were as follows:

Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
26,860,081	97.59%	662,778	2.41%	—

3. Amendment to Security Based Compensation Plan
Shareholders approved an ordinary resolution to ratify, confirm, and approve the Second Amendment to the 2024 LTIP. The voting results were as follows:

Votes For	% For	Votes Against	% Against	Abstain	Broker Non-Votes
19,888,046	88.85%	2,267,640	10.13%	227,867	5,139,306

4. Advisory Vote on Executive Compensation

Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “say-on-pay” vote). The voting results were as follows:

Votes For	% For	Votes Against	% Against	Abstain	Broker Non-Votes
20,863,084	93.21%	1,388,461	6.20%	132,006	5,139,308

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment to the 2024 Long Term Incentive Plan, effective June 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 4, 2026

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer